LOSS PER SHARE - Computation of diluted loss per share (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
LOSS PER SHARE
Net loss used in computation of basic earnings per share	$ (5,268)	$ (1,729)	$ (5,301)
Changes in the fair value of the Viola warrants and Warrants (Series 4) (and in the year ended December 31, 2018 also of the warrants embedded in the convertible notes), which are classified as a liability	(442)	(2,433)	(1,784)
Net loss attributed to the ordinary shares (diluted)	$ (5,710)	$ (4,162)	$ (7,085)